                                                                    EXHIBIT 10.4

                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                    RECEIVABLES PURCHASE AGREEMENT AND WAIVER

      THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND WAIVER (this "Amendment") dated as of August 31, 2004, is entered into among WESCO RECEIVABLES CORP. (the "Seller"), WESCO DISTRIBUTION, INC. (the "Servicer"), the Purchasers (each, a "Purchaser") and Purchaser Agents (each, a "Purchaser Agent") party hereto, and WACHOVIA CAPITAL MARKETS, LLC (as successor to Wachovia Securities, Inc.), as Administrator (the "Administrator").

                                    RECITALS

      1. The Seller, Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Second Amended and Restated Receivables Purchase Agreement dated as of September 2, 2003 (as amended through the date hereof, the "Agreement"); and

      2. The parties hereto desire to amend the Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

      2. Amendments to Agreement. The Agreement is hereby amended as follows:

            2.1 The definition of "Settlement Date" as set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

                  "Settlement Date" means the 2nd Business Day following the date the Information Package for the most recent calendar month is due.

            2.2 Clause (g) of Exhibit V to the Agreement is hereby amended and restated in its entirety as follows:

                  (g) the average for three consecutive calendar months of: (A)
            the Default Ratio shall (i) exceed 4.00% during the period from the effective date of this Amendment through and including January 31, 2005 or (ii) exceed 3.75% thereafter, (B) the Delinquency Ratio shall exceed 4.05%, or (C) the Dilution Ratio shall exceed 7.00%;

            2.3 The definition of "Group A Ratable Share" as set forth in
      Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

                  "Group A Ratable Share" means on any date with respect to any
            Group A Purchaser, a fraction, expressed as a percentage (a) the numerator of which is equal to the portion of the Investment of such Purchaser set forth in paragraph (a) of the definition thereof at such time, and (b) the denominator of which is the aggregate of the Investments of all Purchasers at such time.

            2.4 Any references in the Agreement (or the Exhibits, Schedules or Annexes thereto) to "Wachovia Securities, Inc." shall hereinafter be deemed to be references to "Wachovia Capital Markets, LLC".

            2.5 The Commitment and Scheduled Commitment Termination Date with respect to PNC Bank, National Association, as a Related Committed Purchaser, as set forth on PNC Bank, National Association's signature page to the Agreement, is hereby amended by respectively (i) deleting the amount "$40,000,000" therein and substituting the amount "$55,000,000" therefor and (ii) deleting the date "August 31, 2004" therein and substituting the date "August 30, 2005" therefor.

            2.6 The Commitment and Scheduled Commitment Termination Date with respect to Wachovia Bank, National Association, as a Related Committed Purchaser, as set forth on Wachovia Bank, National Association's signature page to the Agreement, is hereby amended by respectively (i) deleting the amount "$125,000,000" therein and substituting the amount "$135,000,000" therefor and (ii) deleting the date "August 31, 2004" therein and substituting the date "August 30, 2005" therefor.

            2.7 Schedule II to the Agreement is hereby amended and restated in its entirety as attached hereto.

      3. Waiver. Pursuant to Section 2.2 of the Agreement and clause (g) of
Exhibit V to the Agreement (prior to the effectiveness of this Amendment), if the average for three consecutive calendar months of the Default Ratio exceeds 3.00% then a default constituting a Termination Event is deemed to have occurred and may trigger the Facility Termination Event. You have advised the Administrator that, (i) as further indicated in the Information Package delivered for the period ending March 31, 2004, the Default Ratio as calculated on March 31, 2004 equaled 3.05%, thereby causing such a default to occur on March 31, 2004 and (ii) as further indicated in the Information Package delivered for the period ending July 31, 2004, the Default Ratio as calculated on July 31, 2004 equaled 3.30%, thereby causing defaults to occur respectively on March 31, 2004 and July 31, 2004 (collectively, such defaults solely occurring on March 31, 2004 and July 31, 2004, the "Breach").

      You have requested that the Administrator and the Majority Purchasers (collectively referred to herein as the "Waiving Parties") agree, pursuant to
Section 6.1 of the Receivables Purchase Agreement to waive the Breach. The Waiving Parties are prepared to do so, but only upon the terms and conditions set forth below.

      The Waiving Parties hereby waive the Breach and any Termination Event occurring solely as a result of the Breach. Notwithstanding anything to the contrary herein or in the Transaction Documents, by signing this letter, the Waiving Parties are not now waiving, nor have the Waiving Parties agreed to waive in the future, the breach of (or any rights, powers and/or remedies, whether arising as a matter of contract and/or applicable law, related to the breach of) any provisions of the Agreement or any other Transaction Documents other than each Breach strictly described herein. Except as specifically modified by this Amendment, all of the terms, conditions and provisions of the Agreement and each other Transaction Document shall stand and remain unchanged and in full force and effect, and the Waiving Parties waive none of, but instead, expressly reserve all of, their claims, rights, powers or remedies, whether as a matter of contract and/or under applicable law with respect to any Transaction Document. The Waiving Parties waive none of, but instead expressly reserve all of, these claims, rights and powers and remedies under the Transaction Documents. No reference to this waiver need be made in any instrument or document at any time referring to the Agreement or any other Transaction Document. The waiver provided for herein shall be strictly construed and limited as provided herein.

      4. Representations and Warranties. The Seller and Servicer hereby represent and warrant to each of the parties hereto as follows:

            (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

            (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

      5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

      6. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

      7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

      9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                                   SCHEDULE II

                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

Lock-Box      Bank              Title                          Account
--------      ----              -----                          -------
530409      PNC Bank         Int'l Structures                 1001145943
771751      PNC Bank         Wesco Distribution Inc           1001145943
802578      PNC Bank         Wesco Distribution Inc           1001145943
676504      PNC Bank         Bruckner International           1001145943
676780      PNC Bank         Brown Electric                   1001145943
890914      PNC Bank         Murco                            1001145943
910465      PNC Bank         Wesco Distribution Inc           1001145943
825089      PNC Bank         Bala cynwyd                      1001145943
640376      PNC Bank         Wesco Distribution Inc           1001145943
641447      PNC Bank         Pittsburgh Lockbox               1001145943
641836      PNC Bank         Cash Sales                       1001145943
642432      PNC Bank         Hamby Young                      1001145943
642526      PNC Bank         Coghlin                          1001145943
642565      PNC Bank         Bruckner Supply                  1001145943
642728      PNC Bank         Control Corp of America          1001145943
633718      Fifth Third      Wesco Distribution Inc             83527712
827765      PNC Bank         Avon Division                    1001145943
827791      PNC Bank         Avon Division                    1001145943
643582      PNC Bank         Liberty Electric Inc.            1001145943

                                     Sch-1

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                         WESCO RECEIVABLES CORP.

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         WESCO DISTRIBUTION, INC., as Servicer

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA

                                         WACHOVIA CAPITAL MARKETS, LLC,
                                         as Administrator

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA

                                         MARKET STREET FUNDING CORPORATION,
                                         as a Conduit Purchaser

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as Purchaser Agent for Market Street
                                         Funding Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as a Conduit Purchaser

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Purchaser Agent for
                                         General Electric Capital Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA

                                         BLUE RIDGE ASSET FUNDING
                                         CORPORATION, as a Conduit Purchaser

                                         By:  Wachovia Capital Markets, LLC
                                               as Attorney in Fact

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         WACHOVIA BANK, NATIONAL
                                         ASSOCIATION, as Purchaser Agent for
                                         Blue Ridge Asset Funding Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA

                                         FIFTH THIRD BANK, as a Conduit
                                         Purchaser

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         FIFTH THIRD BANK,
                                         as Purchaser Agent for Fifth Third Bank

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA

                                         THE RELATED COMMITTED PURCHASERS:

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as a Related Committed Purchaser for
                                         Market Street Funding Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA

                                        FIFTH THIRD BANK, as a Related
                                        Committed Purchaser for Fifth Third Bank

                                        By:    ________________________________
                                        Name:  ________________________________
                                        Title: ________________________________

                                                      SECOND AMENDMENT TO WESCO
                                                                    2ND A&R RPA

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as a Related Committed
                                         Purchaser for General Electric Capital
                                         Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA

                                         WACHOVIA BANK, NATIONAL
                                         ASSOCIATION, as Related Committed
                                         Purchaser for Blue Ridge Asset Funding
                                         Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                                       SECOND AMENDMENT TO WESCO
                                                                     2ND A&R RPA